UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 25, 2008

PAB BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	000-25422	58-1473302
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, Georgia    31602
(Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code       (229) 241-2775

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On November 25, 2008, the Board of Directors of PAB Bankshares, Inc. (the "Registrant") adopted amendments to the Registrant’s Bylaws that established an Executive Committee of the Board of Directors and eliminated the Governance Committee of the Board of Directors.  The Executive Committee will consist of no fewer than five members, a majority of whom shall meet the independence and experience requirements of the Securities and Exchange Commission and NASDAQ.  The Executive Committee will assume the responsibilities previously delegated to the Governance Committee.  Additional minor amendments were made to the Audit Committee and Nominating Committee provisions of the Bylaws.  A copy of the Registrant’s Amended and Restated Bylaws is attached as Exhibit 3.2 to this report and is incorporated herein by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

3.2	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB BANKSHARES, INC.
(Registrant)

Date: December 2, 2008	/s/ Donald J. Torbert, Jr.
(Signature)
Donald J. Torbert, Jr.,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

3.2	Amended and Restated Bylaws.